National Fuel Gas Company Investor Presentation April 2013 Exhibit 99

www.nationalfuelgas.com,

www.sec.gov.

National Fuel

April 2013
National Fuel Gas Company

Safe Harbor For Forward Looking Statements
This presentation may contain “forward-looking statements” as defined by the Private Securities Litigation Reform Act of 1995, including statements regarding future prospects, plans, performance and capital structure, anticipated capital expenditures and completion of construction projects, as well as statements that are identified by the use of the words “anticipates,” “estimates,”
“expects,” “forecasts,” “intends,” “plans,” “predicts,” “projects,” “believes,” “seeks,” “will,” “may,” and similar expressions.  Forward-looking statements involve risks and uncertainties, which could cause actual results or outcomes to differ materially from those expressed in the forward-looking statements.  The Company’s expectations, beliefs and projections contained herein are expressed in good faith and are believed to have a reasonable basis, but there can be no assurance that such expectations, beliefs or projections will result or be achieved or accomplished.
In addition to other factors, the following are important factors that could cause actual results to differ materially from results referred to in the forward-looking statements:  factors affecting the
Company’s ability to successfully identify, drill for and produce economically viable natural gas and oil reserves, including among others geology, lease availability, title disputes, weather conditions, shortages, delays or unavailability of equipment and services required in drilling operations, insufficient gathering, processing and transportation capacity, the need to obtain governmental approvals and permits, and compliance with environmental laws and regulations; changes in laws, regulations or judicial interpretations to which the Company is subject, including those involving derivatives, taxes, safety, employment, climate change, other environmental matters, real property, and exploration and production activities such as hydraulic fracturing; changes in the price of natural gas or oil; impairments under the SEC’s full cost ceiling test for natural gas and oil reserves; uncertainty of oil and gas reserve estimates; significant differences between the Company’s projected and actual production levels for natural gas or oil; changes in demographic patterns and weather conditions; changes in the availability, price or accounting treatment of derivative financial instruments; governmental/regulatory actions, initiatives and proceedings, including those involving rate cases (which address, among other things, allowed rates of return, rate design and retained natural gas), environmental/safety requirements, affiliate relationships, industry structure, and franchise renewal; delays or changes in costs or plans with respect to Company projects or related projects of other companies, including difficulties or delays in obtaining necessary governmental approvals, permits or orders or in obtaining the cooperation of interconnecting facility operators; financial and economic conditions, including the availability of credit, and occurrences affecting the Company’s ability to obtain financing on acceptable terms for working capital, capital expenditures and other investments, including any downgrades in the Company’s credit ratings and changes in interest rates and other capital market conditions; changes in economic conditions, including global, national or regional recessions, and their effect on the demand for, and customers’ ability to pay for, the Company’s products and services; the creditworthiness or performance of the Company’s key suppliers, customers and counterparties; economic disruptions or uninsured losses resulting from major accidents, fires, severe weather, natural disasters, terrorist activities, acts of war, cyber attacks or pest infestation; changes in price differential between similar quantities of natural gas at different geographic locations, and the effect of such changes on the demand for pipeline transportation capacity to or from such locations; other changes in price differentials between similar quantities of oil or natural gas having different quality, heating value, geographic location or delivery date; significant differences between the Company’s projected and actual capital expenditures and operating expenses; changes in laws, actuarial assumptions, the interest rate environment and the return on plan/trust assets related to the Company’s pension and other post-retirement benefits, which can affect future funding obligations and costs and plan liabilities; the cost and effects of legal and administrative claims against the Company or activist shareholder campaigns to effect changes at the Company; increasing health care costs and the resulting effect on health insurance premiums and on the obligation to provide other post-retirement benefits; or increasing costs of insurance, changes in coverage and the ability to obtain insurance.
Forward-looking statements include estimates of oil and gas quantities.  Proved oil and gas reserves are those quantities of oil and gas which, by analysis of geoscience and engineering data, can be estimated with reasonable certainty to be economically producible under existing economic conditions, operating methods and government regulations.  Other estimates of oil and gas quantities, including estimates of probable reserves, possible reserves, and resource potential, are by their nature more speculative than estimates of proved reserves.  Accordingly, estimates other than proved reserves are subject to substantially greater risk of being actually realized. Investors are urged to consider closely the disclosure in our Form 10-K available at

You can also obtain this form on the SEC’s website at
For a discussion of the risks set forth above and other factors that could cause actual results to differ materially from results referred to in the forward-looking statements, see “Risk Factors” in the
Company’s Form 10-K for the fiscal year ended September 30, 2012 and Form 10-Q for the period ended December 31, 2012. The Company disclaims any obligation to update any forward-looking statements to reflect events or circumstances after the date thereof or to reflect the occurrence of unanticipated events.

April 2013
National Fuel Gas Company

Our Business Mix Leads to Long-Term Value Creation
Upstream
Crude Oil
Midstream Downstream
National Fuel Gas
Supply Corporation
Empire Pipeline, Inc.
National Fuel Gas
Midstream Corporation
National Fuel Gas
Distribution
Corporation
National Fuel
Resources, Inc.
The strategic, operational and financial benefits, along with capital flexibility and consistent growth opportunities generated by this integrated mix of businesses continues to create significant long-term value for the Company’s shareholders in nearly all economic and commodity price scenarios
Upstream
Natural Gas
Seneca Resources
Corporation
(West Division)
Seneca Resources
Corporation
(East Division)

Lake Ontario
CANADA
Buffalo
Lake Erie
NY
PA
OH
PA
Newark
NATIONAL FUEL GAS OPERATING AREA & ASSETS
National Fuel
Miles
0
25
EMPIRE PIPELINE
NATIONAL FUEL GAS SUPPLY CORPORATION
NATIONAL FUEL MIDSTREAM
SENECA RESOURCES CORPORATION PARCEL/LEASE AREA
NATIONAL FUEL GAS DISTRIBUTION CORPORATION SERVICE TERRITORY
MARCELLUS SHALE FAIRWAY

National Fuel

April 2013 National Fuel Gas Company 4 Integrated Businesses with Significant Marcellus Exposure…

Lake Ontario
CANADA
Buffalo
Lake Erie
NY
PA
OH
PA
Newark
NATIONAL FUEL GAS OPERATING AREA & ASSETS
National Fuel
Miles
0
25
EMPIRE PIPELINE
NATIONAL FUEL GAS SUPPLY CORPORATION
NATIONAL FUEL MIDSTREAM
SENECA RESOURCES CORPORATION PARCEL/LEASE AREA
NATIONAL FUEL GAS DISTRIBUTION CORPORATION SERVICE TERRITORY
UTICA SHALE GAS PLAY

April 2013 National Fuel Gas Company 5 …And Exposure to Growth from the Utica Shale

April 2013
National Fuel Gas Company

EBITDA Growth Driven by Stability and Continued Success
$0
$250
$500
$750
$1,000
2009
2010 2011 2012 12 Months Ended
12/31/2012
Midstream, Energy Marketing & Other
Exploration & Production Segment
Pipeline & Storage Segment
Utility Segment
$164
28%
$167
26%
$169
25%
$160
23%
$164
23%
$131
$121
19%
$111
17%
$137
19%
$146
20%
$280
48%
$327
52%
$377
57%
$397
56%
$404
56%
$581
$632
$668
$704
$727
23%
Fiscal Year
Note: A reconciliation of Adjusted EBITDA to Net Income as presented on the Consolidated Statement of Income and Earnings is included at the end of this presentation.

April 2013
National Fuel Gas Company

Capital Spending Flexibility to Maintain Financial Strength
$56
$58 $58 $58
$65- $70 $65-$70
$53
$38
$129
$144
$70-
$80- $100
$188
$398
$649
$694
$480-
$560
$550-
$650
$81
$50- $75
$75- $125
307
$501
$854
$977
$665- $795
$770- $945
$0
$250
$500
$750
$1,000
$1,250
2009 2010 2011 2012 2013 Forecast 2014 Forecast
Fiscal Year
Midstream, Energy Marketing & Other
Exploration & Production Segment
Pipeline & Storage Segment
Utility Segment
$90
$
(1)
Note: A reconciliation to Capital Expenditures as presented on the Consolidated Statement of Cash Flows is included at the end of this presentation.
Does not include the $34.9 MM Seneca Resources Corporation’s acquisition of Ivanhoe’s U.S.-based assets in California, as this was accounted for as an investment in subsidiaries on the Statement of Cash Flows, and was not included in the Exploration & Production segment’s Capital Expenditures
(1)

April 2013
Total Debt
(1)
45%
National Fuel Gas Company

Strong Balance Sheet and Liquidity Position
Capital Resources
Total Short-Term Capacity: $1,085 Million
Committed Credit Facility:  $750 Million
Syndicated facility extends until
January 6, 2017
Uncommitted Lines of Credit: $335 Million
$18.0 million of outstanding short-
term notes payable to banks as of
December 31, 2012
$3.653 Billion
(2)
As of December 31, 2012
(1) Includes Long-Term Debt of $1.149 billion, the Current Portion of Long-Term Debt of $0.250 billion, and Notes Payable to Banks and Commercial Paper of $0.238 billion, as of December 31, 2012.
(2) Includes Notes Payable to Banks and Commercial Paper of $238.0 million and Current Portion of Long-Term Debt of $250.0 million as of
December 31, 2012.
In February 2013, the Company issued $500
million in 10-year notes to repay a $250 maturity
and all outstanding short-term debt
Short -Term Debt
Long-Term Debt
Shareholders’
Equity
55%
$300.0 Million Commercial Paper Program
backed by Committed Credit Facility
$220.0 million of outstanding commercial
paper  as of December 31, 2012

Rochester
Buffalo
Erie
New York
Pittsburgh
Harrisburg

National Fuel

April 2013 Midstream Businesses 9 Pipeline & Storage/NFG Midstream

Lake Ontario
KIRKWALL
UNION
CANADA
TCPL
EL PASO
Buffalo
Lake Erie
CORNING
NY
PA
OH
OVERBECK
LEIDY
CGTC
TRANSCO
DTI
TETCO
Pittsburgh
ROCKIES EXPRESS
CLARINGTON
National Fuel
Miles
0
20
40
NATIONAL FUEL GAS OPERATING AREA
NFG SYSTEM EXPANSION

National Fuel

April 2013 Midstream Businesses 10 Pipeline Expansions to Transport Appalachian Production Gathering Marcellus Production Shipping Gas to Canada & Northeast Line N Corridor Expansions

Bakersfield
Los Angeles

Rochester
Buffalo
Erie
New York
Pittsburgh
Harrisburg

SENECA RESOURCES

April 2013 Exploration & Production 11

Total Proved Reserves (Bcfe)
2009 to 2012 CGR: 33%

April 2013
Seneca Resources

Another Strong Year of Reserve Growth
Seneca has more than doubled
its proved reserves since 2009,
while maintaining a relatively
high percentage of proved
developed reserves (67%),
given its large resource base
(1) Represents a three-year average U.S. finding and development cost
46.2
46.6
45.2
43.3
42.9
226
249
428
675
988
503
528
700
935
1,246
0
300
600
900
1200
1500
2008 2009 2010 2011 2012
At September 30
Natural Gas (Bcf)
Crude Oil (MMbbl)
Fiscal
Years
3-Year
F&D Cost (1)
($/Mcfe)
2006-2008 $7.63
2007-2009 $5.35
2008-2010 $2.37
2009-2011 $2.09
2010-2012 $1.87

Seneca-Operated Appalachian Rig Count
6.0
4.0
2.0
0.0
3.8
2.9
3.0
2012
2013E
2014E
Fiscal Year

Drilling & Completion Operations
Non-RCS - Frac Stages per Day (1)
RCS - Frac Stages per Day (1)
Drilling Pace (Feet per Day) (2)
Average Frac Stages per Day
Average Drilling Pace (Ft per Day)
15
10
5
0
1,200
800
400
0
4.4
5.0
7.3
9.0
2012
2013E
2014E
Fiscal Year

SENECA RESOURCES

April 2013
Seneca Resources

Operational Efficiencies Continue to Drive Production Growth
Ongoing efficiency allows for more activity with a flat rig count
(1) RCS – Reduced Cluster Spacing
(2) Drilling pace represents the average feet drilled per day from the time the well is spud until it reaches total depth (TD)

Gulf of Mexico (Divested in 2011)
East Division (Appalachia)
West Division (California/Kansas)
Capital Expenditures ($ Millions)

SENECA RESOURCES

April 2013
Seneca Resources

Increased Oil Spending and Tempered Marcellus Spending
(1) Does not include the $34.9 MM acquisition of Ivanhoe’s U.S.-based assets in California, as this was accounted for as an investment in subsidiaries on the
Statement of Cash Flows, and was not included in Capital Expenditures
$31
$28
$47
$63
$80-$110
$90-$130
$139
$356
$596
$631
$400-
$450
$460-
$520
$188
(1)
$398
$649
$694
$480-$560
$550-$650
$0
$250
$500
$750
$1,000
2009 2010 2011 2012 2013 Forecast 2014 Forecast
Fiscal Year

April 2013
Seneca Resources

Production Continues to Grow
20.1 19.8
19.2
20.5 20-22
21-23
8.7
16.5
43.2
62.9
82-90
105–115
13.7
13.3
5.2
42.5
49.6
67.6
83.4
102-112
126-138
0
25
50
75
100
125
150
2009 2010 2011 2012 2013 Forecast 2014 Forecast
Fiscal Year
Gulf of Mexico (Divested in 2011)
East Division (Appalachia)
West Division (California/Kansas)

0 5 10 20 Miles
Oil and Gas Fields
Visalia
DISTRICT 5
Coalinga
DISTRICT 4
Bakersfield
Bakersfield
DISTRICT 2
Ventura
DISTRICT 1
Lancaster
Palmdale
Santa Clarita

SENECA RESOURCES

April 2013
Seneca Resources

California: Stable Production Fields
South Lost Hills
~1,500 BOEPD
Monterey Shale
Primary
219 Active Wells
Sespe
~1,100 BOEPD
Sespe Formation
Primary
172 Active Wells
North Lost Hills
~1,200 BOEPD
Tulare & Etchegoin Formation
Primary & Steamflood
175 Active Wells
North Midway Sunset
~4,100 BOEPD
Potter & Tulare Formation
Steamflood
728 Active Wells
South Midway Sunset
~1,100 BOEPD
Antelope Formation
Steamflood
110 Active Wells
East Coalinga
Temblor Formation
Primary

April 2013
Seneca Resources

California: Strong Margins Support Significant Free Cash Flow
Average Revenue
(12 Months Ended 12/31/12)
$85.69 per BOE
$9.40
$3.35
$3.06
$2.32
$1.11
$66.45
Non
-
Steam Fuel LOE
Steam Fuel
G&A
Production & Other Taxes
Other Operating Costs
Adjusted EBITDA
Adjusted EBITDA per BOE (1)
(12 Months Ended December 31, 2012)
(1)  Total production from the Exploration & Production segment’s properties in California  was 3,374 Mboe for the 12 months ended December 31, 2012.
Note: A reconciliation of Exploration & Production West Division Adjusted EBITDA to Exploration & Production Segment Net Income is included at the end of this presentation.

252 Pool
S Ext Pool
Section 19
Section 20

SENECA RESOURCES

April 2013
California: Midway Sunset South Activity Update
Seneca Resources

500’
2012 Drill Program:  21 Wells / 3 Injectors
2013 Drill Program: 17 - 23 Wells / 5 - 9 Injectors
0 ft
50 ft
100 ft
100 ft
50 ft
50 ft
Antelope “A-1”
and “A-2” Sands
Antelope “B”
and “C” Sands
Antelope “A-1” Sand
Seneca  232M
Extended 252 Pool to the West
Seneca 252I
Extended 252 Pool to the East
Seneca  222W
Extended S Ext Pool to the East
Seneca  251U
Extended 251 Pool to the West
100 ft
50 ft
100 ft
50 ft
0 ft
50 ft
0 ft
0 ft
0 ft
0 ft
2012 Drill Program
Injectors
2013 Drilling Locations
Producers
Injectors
Producers
?

Seneca Resources
California: Sespe Field – Drilling Programs and Results
1 Mile
2011 Sespe Wells (5)
2012 Sespe Wells (6)
2013 Sespe Wells (6)
TG 53-29
90 BOEPD
1 Oil 3/13
TG 562-29
190 BOEPD
1 Oil 2/13
FA 502-33
75 BOEPD
1 Oil 1/13
FA 501-33
100 BOEPD
1 Oil 1/13
WS 48-33
80 BOEPD
1 Oil 09/12
Oak Flat 2-31
100 BOEPD
1 Oil 08/12
Oak Flat 1-31
110 BOEPD
1 Oil 08/12
“X” SANDS ISOCHORE (Thickness)
April 2013

4
3
2
1
9
10
11
12
16
15
14
13
21
22
23
24
27
26
25
33
34
35
36
3
2
1

April 2013
Seneca Resources

California: East Coalinga Overview
Seneca became operator on January 30, 2013
Previous Operator: Chevron
7,764 net acres
~170 wells (60 active)
~250 BOPD
$30 million capital commitment over first
three years
$100 million of potential opportunities over
the next five to seven years
2013 Plans
Drill ~12 evaluation wells across acreage
block
Place ~50% of currently idled wells back on
production
Upgrade surface facilities
Active Well
Idle Well

Chautauqua
Cattaraugus
Allegany
Steuben
Chemung
Tioga
Erie
Warren
McKean
Potter
Tioga
Bradford
Wayne
Ashtabula
Crawford
Forest
Wyoming
Sullivan
Lackawanna
Trumbull
Mercer
Venango
Cameron
Lycoming
Pike
Clarion
Clinton
Luzerne
Mahoning
Lawrence
Clearfield
Montour
Columbia
Monroe
Butler
Centre
Union
Carbon
Armstrong
Northumberland
Snyder
Beaver
Northampton
Schuylkill
Indiana
Mifflin
Lehigh
Hancock
Allegheny
Cambria
Blair
Juniata
Huntingdon
Perry
Cumberland
Bedford
Fulton
Franklin
Adams
Morgan
Washington
Berkeley
Frederick
Carroll

SENECA RESOURCES

April 2013
Seneca Resources

Expansive Pennsylvania Acreage Position
SRC Lease Acreage
SRC Fee Acreage
Eastern Development Area
Net Acreage: 55,000 acres
Mostly leased (16-18% royalty)
No near-term lease expiration
First large expiration: 2018
Ongoing development drilling
in Tioga and Lycoming Counties
Western Development Area
Net acreage: ~720,000 acres
Own most mineral rights
Minimal royalty obligation
Minimal lease expiration
Evaluating Marcellus rich-gas
and Utica Shale potential
NFG Storage Acreage

April 2013
Seneca Resources

Eastern Development Area (EDA)
DCNR Tract 595
Gross Production: ~85 MMcf per Day
34 Wells Drilled
26 Wells Producing
Covington – Fully Developed
Gross Production: ~65 MMcf per Day
47 Wells Drilled and Producing
DCNR Tract 100
Gross Production:  ~165 MMcf per Day
31 Wells Drilled
21 Wells Producing
SRC Lease Acreage
SRC Fee Acreage

April 2013
Seneca Resources

Lycoming and Tioga Counties Are Highly Productive Areas
Development Area
Producing
Well
Count
Average
IP Rate
(MMcf/d)
Average
7-Day
(MMcf/d)
Average
30-Day
(MMcf/d)
Average
EUR
per Well
(Bcf)
Average
Lateral
Length
EUR per
1,000’ of
Lateral
(Bcfe)
Covington
Tioga
County
47 5.2 4.7 4.1 5.3 4,049’ 1.30
Tract 595
Tioga
County
19 (1) 6.9 6.0 5.1 7.7 4,455’ 1.72
Tract 100
Lycoming
County
14 (2) 15.4 13.3 10.3 11.0 5,256’ 2.09
(1)
Seven new wells on Tract 595 began production in February 2013 and are awaiting sufficient production history to include within the table
(2)
Seven new wells on Tract 100 began production in March 2013 and are awaiting sufficient production history to include within the table

Warren
McKean
Forest
Elk
Cameron
ango
Clarion
Jefferson
1250
1200
1150
1100
1050

SENECA RESOURCES

April 2013
Seneca Resources

Western Development Area Marcellus Delineation Program
Owl’s Nest
2 Wells Drilled
3D Seismic Coverage Complete
Church Run
1 Well Drilled
Ridgway
1 Well Drilled
Clermont
Currently Drilling
the 2nd of 2 Wells
Tionesta
1 Well Planned
Rich Valley (1 Well)
Peak 7-Day IP: 7.8 MMcf per Day
Estimated EUR: 7 Bcf
SRC Lease Acreage
SRC Fee Acreage
Horizontal Well
BTU
Contours

McKean
Forest
Elk
Cameron
Clarion
Jefferson
1250
1200
1150
1100
1050

SENECA RESOURCES

April 2013
Seneca Resources

Rich Valley/Clermont Marcellus Development Area
Rich Valley/Clermont Development Area
Area of high porosity and GIP
150-200 Horizontal Locations
Anticipated EURs: 5-8 Bcf
WDA Pilot Development Program
Upon completion of initial delineation
drilling, a pilot development program
will begin this summer.  Full
development planned for 2014.
SRC Lease Acreage
SRC Fee Acreage
Delineation Well

McKean
Potter
Tioga
Crawford
Geauga
Forest
Elk
Cameron
Venango
Clinton
Portage
Clarion
Jefferson
Mahoning
Butler
Indiana
Mifflin
Juniata
Cambria
Blair
Huntingdon
Hancock
Jefferson
Westmoreland
Harrison
Brooke
Ohio
Belmont
Somerset
Bedford
Fulton
Franklin
Fayette

April 2013
Seneca Resources

Utica Shale – Activity Summary
Permitted
Drilled/Drilling
Completed
Producing
Mt. Jewett
Tested 3 Frac Stages at 1.6 MMcfd
(Typical Well: 17 Frac Stages)
2
nd
Horizontal: FY 2013
Henderson
Vertical Well: Tested
Tionesta
Horizontal: Completed Fall 2012
Peak 24-Hour Rate: 3.9 MMcfd
Rex
9.2 MMcfd
Chesapeake
6.4 MMcfd
Range Resources
4.4 MMcfd
Range Resources
1.4 MMcfd
“Not Effectively Stimulated”

BARTON
RICE
MCPHERSON
PAWNEE
STAFFORD
RENO
EDWARDS
KANSAS
PRATT
KIOWA
KINGMAN
SEDGWICK
CLARK
COMANCHE
BARBER
HARPER
SUMNER

SENECA RESOURCES

April 2013
Seneca Resources

Initial Entry into the Mississippian Lime Play in Kansas
The initial entry into the Mississippian Lime play furthers the Company’s goal of maintaining a significant contribution from oil-producing properties
Unit
30-day IP:
352 BOED
(92% Oil/NGLs)
100% working interest in 4,600 gross
acres
25% net working interest in 18,500
gross acres
2013: Participate in 3 to 5 gross
horizontal wells
Total Net Acres: 9,300
1
st
Well Spud: FY2013 – Q3

National Fuel Gas Company

Capital Deployment Has Led to Significant Accomplishments
Note: A reconciliation of Adjusted EBITDA to Net Income as presented on the Consolidated Statement of Income and Earnings is included at the end of this presentation.
136% Increase in Proved Reserves Since 2009
•
Total oil and gas proved reserves reached 1,246 Bcfe at September 30, 2012, with a 3-year average F&D cost of $1.87/Mcfe
•
Despite the 2011 sale of its offshore Gulf of Mexico properties, Seneca has increased production from 42.5 Bcfe in 2009 to 83.4 Bcfe in 2012
96% Production Growth Since 2009
31% Increase in Pipeline & Storage Adjusted EBITDA since Fiscal 2011
44.3 Bcfe in 2012 NFG Midstream Gathering Volumes
•
As a result of major Appalachian pipeline expansions, Adjusted EBITDA reached $146 million for the last 12 months and new projects will continue to drive growth beyond fiscal 2013
•
NFG Midstream gathered more than 44 Bcfe of volumes for Seneca Resources, eliminating the need to rely upon and provide payment to third party infrastructure operators
April 2013

Bakersfield
Los Angeles
Rochester
Buffalo
Erie
New York
Pittsburgh
Harrisburg

National Fuel®

National Fuel Gas Company Appendix April 2013 29

National Fuel Gas Company
Fiscal Year 2013 Earnings Guidance Drivers

2013 Forecast
$2.75 - $3.00
102 - 112
$2.10 - $2.25
$0.90 - $1.10
$58 - $62 MM
+3%
$255 - $265 MM
+3%
$5 - $10 MM
GAAP Earnings per Share
Exploration & Production Drivers
Total Production (Bcfe)
DD&A Expense
LOE Expense
G&A Expense
Pipeline & Storage Drivers
O&M Expense
Revenue
Utility Drivers
O&M Expense
Normal Weather in PA
Energy Marketing Drivers
Operating Income
April 2013

Annual Dividend Rate
1970
1975
1980
1985
1990
1995
2000
2005
2010

National Fuel

National Fuel Gas Company

Dividend Track Record
(1) As of March 12, 2013
Dividend Consistency
Consecutive Dividend Payments
Consecutive Dividend Increases
Current Annualized Dividend Rate
110 Years
42 Years
$1.46 per Share
Current
Dividend Yield
(1)
2.5%
$2.00
$1.50
$1.00
$0.00
$0.50
April 2013
Annual Rate at Fiscal Year End

Debt Maturity ($ Millions)
6.500%
8.750%
4.900%
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

National Fuel

National Fuel Gas Company
No Debt Maturities Until Fiscal 2018
Embedded Cost of
Long-Term Debt
5.58%
In February, the Company
Issued $500 million in
10-year notes at 3.75%
$600
$500
$400
$300
$200
$100
$0
$300
$250
$500
$549
$50
7.395%
7.375%
$49
$500
3.750%
Fiscal Year
April 2013

Rochester
Buffalo
Erie
New York
Pittsburgh
Harrisburg

Midstream Businesses 33 Appendix April 2013

KIRKWALL
UNION
CANADA
TCPL
EL PASO
Buffalo
NY
OH
PA
DTI
CGTC
CORNING
MILLENNIUM
OVERBECK
LEIDY
TRANSCO
Pittsburgh
CLARINGTON
National Fuel
Miles
0
20
40
NATIONAL FUEL GAS OPERATING AREA
NFG SYSTEM EXPANSION

Midstream Businesses

A Closer Look at the Expansion Progress
COVINGTON
GATHERING
SYSTEM
(In-Service)
TROUT RUN
GATHERING SYSTEM
(In-Service)
TIOGA
COUNTY
EXTENSION
(In-Service)
LINE “N”
EXPANSION
(In-Service)
NORTHERN ACCESS
EXPANSION
(In-Service)
CENTRAL TIOGA
COUNTY EXTENSION
(2015/2016)
LINE “N” 2012
EXPANSION
(In-Service)
MERCER
EXPANSION
PROJECT
(Nov. 2014)
LINE “N” 2013
EXPANSION
(Nov. 2013)
WEST SIDE
EXPANSION
(2013 to 2015)
TIONESTA
GATHERING
SYSTEM
(Under Construction)
MT. JEWETT
GATHERING SYSTEM
(Under Construction)
April 2013

Ohio
Pennsylvania
MERCER TGP
ELWOOD CITY TCO
THREE RIVERS EQT
MARKWEST HOUSTON
BUFFALO COMPRESSOR STATION
West Virginia
Pennsylvania
HOLBROOK TETCO
WAYNESBURG
Legend
Pennsylvania
Maryland

Midstream Businesses
Pursuing Additional Opportunities Near the Line N Corridor
Line N
Focus Area
April 2013

Activity in the Marcellus and Utica shales
along the Pennsylvania/Ohio border
continues to remain robust
NFG Supply Corporation’s  Line N system is
well-positioned for continued expansion
NFG Midstream Corporation is focused on
building new high-pressure wet and dry gas
gathering systems
Significant expansion opportunities may be
present in the next few years
2013: Smaller pipeline expansions
2014+: Larger expansion projects, possibly
including an integrated wet gas solution,
with NFG Midstream focused on the high-
pressure wet gas gathering systems and
NFG Supply transporting dry gas on its
interstate system

Midstream Businesses
Regulated Interstate Expansion Initiatives (Pipeline & Storage)
Project Name
Capacity
(Dth/D)
Est.
CapEx
In-Service Market Status
Lamont Compressor Station 90,000 $14 MM 2010/2011 Fully Subscribed Completed – Two Phases
Line “N” Expansion 160,000 $22 MM 10/2011 Fully Subscribed Completed
Tioga County Extension 350,000 $58 MM 11/2011 Fully Subscribed Completed
Northern Access Expansion 320,000 $77 MM 11/2012 Fully Subscribed Completed
Line “N” 2012 Expansion 163,000 $41 MM 11/2012 Fully Subscribed Completed
Line “N” 2013 Expansion 30,000 ~$5 MM 11/2013 Fully Subscribed Executed Precedent Agreement
Mercer Expansion Project 105,000 ~$30 MM 11/2014 Fully Subscribed Executed Precedent Agreement
West Side Expansion 95,000+ TBD
2013 to
2015
OS Concluded Negotiating Precedent Agreements
Central Tioga County
Extension
260,000 ~$150 MM 2015/2016 OS Concluded Discussions with anchor shipper
West to East ~425,000 ~$290 MM ~2016 29% Subscribed
Marketing continues with producers in
various stages of exploratory drilling
Total Firm Capacity:  ~1,998,000+ Dth/D
Capital Investment: ~$687+ MM

April 2013

Bradford County
Mansfield
TGP
Wellsboro
Covington
MIDSTREAM COVINGTON
Tioga County
Blossburg
Morris
Lycoming County
MIDSTREAM TROUT RUN
Trout Run
Waterville
Cogan Station
TRANSCO
Williamsport
Linden
Legend
NFG MIDSTREAM PIPELINE
SENECA RESOURCES LEASEHOLD

➢

➢

➢

National Fuel

Midstream Businesses
NFG Midstream is Focused on Serving Appalachian Producers

April 2013
Midstream’s gathering systems are
critical to unlock remote, but highly
productive Marcellus acreage
History of operational success and
efficiency within Pennsylvania
Current focus is on developing and
expanding gathering infrastructure
for both Seneca and other producers
in the Appalachian Basin

(1) Footnote #1 goes here
April 2013
Midstream Businesses

Gathering Expansion Initiatives (NFG Midstream)
Project Name
Capacity
(Mcf/D)
Est.
CapEx
In-Service
Date
Market Comments
Covington Gathering System 220,000 $40 MM
Multiple
Phases -
Most
In-Service
Capacity
Available
[Marketing to
Third Parties]
Completed – Flowing into TGP 300
Line.  This includes ~$10 million of
current and future spending to
build pipeline to connect additional
wells
Trout Run Gathering System 466,000 $185 MM May 2012
Capacity
Available
[Marketing to
Third Parties]
Completed – Flowing into Transco
Leidy Line.  This includes ~$90
million of current and future
spending to build compression and
pipeline to connect additional wells
Tionesta Gathering System 10,000 $2.1 MM
FY2013
Q2
Fully Subscribed Under Construction
Mt. Jewett Gathering System 10,000 $3.9 MM
FY2013
Q2
Fully Subscribed Under Construction
Total Firm Capacity:  ~706,000 Mcf/D
Capital Investment: ~$231 MM

Bakersfield
Los Angeles

Rochester
Buffalo
Erie
New York
Pittsburgh
Harrisburg

SENECA RESOURCES

April 2013 Exploration & Production 39 Appendix

April 2013
Seneca Resources

Hedge Positions and Strategy
Natural Gas
Swaps
Volume
(Bcf)
Average
Hedge Price
Fiscal 2013 51.4 $4.55 / Mcf
Fiscal 2014 62.7 $4.28 / Mcf
Fiscal 2015 31.9 $4.21 / Mcf
Fiscal 2016 19.7 $4.11 / Mcf
Fiscal 2017 17.9 $4.07 / Mcf
Oil Swaps
Volume
(MMBbl)
Average
Hedge Price
Fiscal 2013 1.3 $94.68 / Bbl
Fiscal 2014 1.6 $100.26 / Bbl
Fiscal 2015 0.6 $93.66 / Bbl
Fiscal 2016 0.4 $88.39 / Bbl
Most hedges executed at sales point to eliminate basis risk
Seneca has hedged approximately 72% of its
forecasted production for Fiscal 2013
Note: Fiscal 2013 hedge positions are for the remaining nine months of the fiscal year

April 2013
Seneca Resources

Continuing to Focus on Improving Its Cost Structure
Even after the new Pennsylvania Impact
Fee, 2012 unit cash costs decreased
from the prior year.  We expect this
trend to continue in Fiscal 2013.
$1.36
$1.27
$1.24
$1.08
$1.00 1.00
$0.60
$0.69
$0.64
$0.73
$0.65
0.62
$2.57
$2.42
$2.22
$2.09
$2.01
$1.87
$0.00
$1.50
$3.00
$4.50
2008 2009 2010 2011 2012 2013 Forecast
Fiscal Year
Property, Franchise & Other Taxes
Other O&M Expense
General & Administrative Expense
Lease Operating Expense
$ (2)
$ (1)
(1)
Represents the midpoint of current General & Administrative Expense guidance of $58 to $62 million, divided by the midpoint of current production guidance of
95 to 107 Bcfe
(2)
Represents the midpoint of current Lease Operating Expense Guidance of $0.90 to $1.10 per Mcfe

April 2013
Seneca Resources

California: Stable Production and Increasing Cash Flows
Net Acreage:  18,418 Acres
Net Wells:  1,478
Oil Gravity:  12 – 37° Api
NRI:  87.64
Rank Company
California
2011
BOEPD
1 Occidental 164,796
2 Chevron 163,153
3 Aera (Shell/Exxon) 149,974
4 Plains Exploration 36,775
5 Venoco Inc. 18,988
6 Berry Petroleum 18,872
7 Seneca Resources 9,209
8 Macpherson Oil 9,022
9 E&B Natural Resources 5,992
10 ExxonMobil 3,238

Average Daily Net Production (BOE per Day)
10,000
9,500
9,000
8,500
8,000
7,500
7,000
6,500
6,000
Jan-11
Mar-11
May-11
Jul-11
Sep-11
Nov-11
Jan-12
Mar-12
May-12
Jul-12
Sep-12
Nov-12
Jan-13
Mar-13
May-13

SENECA RESOURCES

April 2013
Seneca Resources

California: Recent Initiatives Driving Near-Term Growth
Key Areas of Focus in 2013
1. South Midway Sunset Field Extensions
2. Sespe Infill Drill Program
3. East Coalinga Evaluation
Forecast

WDA/Other
EOG JV
Lycoming
DCNR 595
Covington
Forecast
Average Daily Net Production (MMcf per Day)
350
300
250
200
150
100
50
0
Jan-11
Feb-11
Mar-11
Apr-11
May-11
Jun-11
Jul-11
Aug-11
Sep-11
Oct-11
Nov-11
Dec-11
Jan-12
Feb-12
Mar-12
Apr-12
May-12
Jun-12
Jul-12
Aug-12
Sep-12
Oct-12
Nov-12
Dec-12
Jan-13
Feb-13
Mar-13
Apr-13
May-13
Jun-13

SENECA RESOURCES

April 2013 Seneca Resources 44 Ramping Marcellus Shale Production

Drilling Cost per Lateral Foot
WDA/DCNR 595
DCNR 100
$800
$700
$600
$500
$400
$300
$200
$650
$565
$532
$674
$500
$550
2010
2011
2012
2013
Target

Completion Cost per Stage ($000)(1)
WDA/DCNR 595
DCNR 100
$400
$350
$300
$250
$200
$150
$100
$311
$294
$261
$270
$223
$240
2010
2011
2012
2013
Target

April 2013
Marcellus Shale

Targeting Continued Cost Reductions
(1) Completion Cost per Stage is for horizontal wells completed utilizing a standard completion design, not a Reduced Cluster Spacing (RCS) completion design.

Rochester
Buffalo
Erie
New York
Pittsburgh
Harrisburg

National Fuel
Distribution Corporation

April 2013 Utility 46

Rochester
Buffalo
Erie
New York
Pittsburgh
Harrisburg

Return on Equity
NY
PA
Allowed ROE - NY
Approx. Settled ROE - PA
Return on Equity
30.0%
20.0%
10.0%
0.0%
10.6%
14.7%
10.5%
18.8%
12.6%
12.5%
12.9%
13.4%
2010
2011
2012
12 Months Ended 12/31/12
Fiscal Year

National Fuel
Distribution Corporation

April 2013
New York & Pennsylvania
Low Income Rates
Choice Program/POR
Merchant Function Charge
New York only
Revenue Decoupling
90/10 Sharing
Weather Normalization
Utility

Providing Financial Stability
Rate Mechanisms

$250
$200
$150
$100
$50
$0
O&M Expense ($ Millions)
$203
$25
$178
$191
$27
$164
$181
$14
$167
$179
$11
$168
$177
$9
$168
$175
$8
$167
2008
2009
2010
2011
2012
12 Months Ended 12/31/12
Fiscal Year
All Other O&M Expenses
O&M Expense - Uncollectibles

National Fuel Distribution Corporation

April 2013 Utility 48 Continued Cost Control Helps Provide Earnings Stability Low natural gas prices, combined with a focus on cost control, continue to help reduce expenses

$80
$60
$40
$20
$0
Capital Expenditures ($ Millions)
Capital Expenditures for Safety
Total Capital Expenditures
$57.5
$56.2
$58.0
$58.4
$58.3
$65-$70
$45.1
$44.4
$45.0
$44.3
$43.8
2008
2009
2010
2011
2012
2013 Forecast
Fiscal Year

National Fuel Distribution Corporation

April 2013
Utility

Strong Commitment to Safety
The anticipated increase in 2013
capital expenditures is largely due
to the implementation of a new
Customer Information System
The Utility remains
focused on consistent
spending to maintain
the ongoing safety and
reliability of its system

April 2013
National Fuel Gas Company

Comparable GAAP Financial Measure Slides and Reconciliations
This presentation contains certain non-GAAP financial measures.  For pages that contain non-GAAP financial measures, pages containing the most directly comparable GAAP financial measures and reconciliations are provided in the slides that follow.
The Company believes that its non-GAAP financial measures are useful to investors because they provide an alternative method for assessing the
Company’s operating results in a manner that is focused on the performance of the Company’s ongoing operations, or on earnings absent the effect of certain credits and charges, including interest, taxes, and depreciation, depletion and amortization.  The Company’s management uses these non-
GAAP financial measures for the same purpose, and for planning and forecasting purposes.  The presentation of non-GAAP financial measures is not meant to be a substitute for financial measures prepared in accordance with
GAAP.

April 2013

Reconciliation of Exploration & Production West Division Adjusted EBITDA
to Exploration & Production Segment Net Income
($ Thousands)
12 Months Ended
December 31, 2012
Exploration & Production - West Division Adjusted EBITDA 224,201 $
Exploration & Production - All Other Divisions Adjusted EBITDA 180,063
Total Exploration & Production Adjusted EBITDA 404,264 $
Minus: Pennsylvania Impact Fee Related to Prior Fiscal Years (6,206)
Minus: Exploration & Production Net Interest Expense (31,020)
Minus: Exploration & Production Income Tax Expense (76,111)
Minus: Exploration & Production Depreciation, Depletion & Amortization (198,064)
Exploration & Production Net Income 92,863 $
Exploration & Production Net Income 92,863 $
Pipeline & Storage Net Income 67,500
Utility Net Income
62,115
Energy Marketing Net Income
4,235
Corporate & All Other Net Income
609
Consolidated Net Income
227,322 $

April 2013

Reconciliation of Adjusted EBITDA to Consolidated Net Income
($ Thousands)
FY 2009 FY 2010 FY 2011 FY 2012
Exploration & Production - West Division Adjusted EBITDA 171,572 $            187,838 $            187,603 $            226,897 $            224,201 $
Exploration & Production - All Other Divisions Adjusted EBITDA 108,139               139,624               189,854               170,232               180,063
Total Exploration & Production Adjusted EBITDA 279,711 $            327,462 $            377,457 $            397,129 $            404,264 $
Total Adjusted EBITDA
Exploration & Production Adjusted EBITDA 279,711 $            327,462 $            377,457 $            397,129 $            404,264 $
Utility Adjusted EBITDA 164,443               167,328               168,540               159,986               164,386
Pipeline & Storage Adjusted EBITDA 130,857               120,858               111,474               136,914               146,147
Energy Marketing Adjusted EBITDA 11,589                  13,573                  13,178                  5,945                     6,065
Corporate & All Other Adjusted EBITDA (5,575)                   2,429                     (2,960)                   4,140                     5,849
Total Adjusted EBITDA 581,025 $            631,650 $            667,689 $            704,114 $            726,711 $
Total Adjusted EBITDA 581,025 $            631,650 $            667,689 $            704,114 $            726,711 $
Minus: Net Interest Expense (81,013)                (90,217)                (75,205)                (82,551)                (85,375)
Plus:  Other Income 9,762                     6,126                     5,947                     5,133                     5,212
Minus: Income Tax Expense (52,859)                (137,227)              (164,381)              (150,554)              (153,379)
Minus: Depreciation, Depletion & Amortization (170,620)              (191,199)              (226,527)              (271,530)              (281,314)
Minus: Impairment of Oil and Gas Properties (E&P) (182,811)              -                         -                         -                         -
Plus/Minus: Income/(Loss) from Discontinued Operations, Net of Tax (Corp. & All Other) (2,776)                   6,780                     -                         -                         -
Plus: Gain on Sale of Unconsolidated Subsidiaries (Corp. & All Other) -                         -                         50,879                  -                         -
Plus: Elimination of Other Post-Retirement Regulatory Liability (P&S) -                         -                         -                         21,672                  21,672
Minus: Pennsylvania Impact Fee Related to Prior Fiscal Years (E&P) -                         -                         -                         (6,206)                   (6,206)
Rounding -                         -                         -                         (1)                            2
Consolidated Net Income 100,708 $            225,913 $            258,402 $            220,077 $            227,322 $
12-Months Ended
12/31/12

April 2013

Reconciliation of Segment Capital Expenditures to
Consolidated Capital Expenditures
($ Thousands)
FY 2013
FY 2009 FY 2010 FY 2011 FY 2012 Forecast
Capital Expenditures from Continuing Operations
Exploration & Production Capital Expenditures 188,290 $   398,174 $         648,815 $         693,810 $         $480,000-560,000
Pipeline & Storage Capital Expenditures - Expansion 52,504         37,894              129,206            144,167            $70,000-90,000
Utility Capital Expenditures 56,178         57,973              58,398              58,284              $65,000-70,000
Marketing, Corporate & All Other Capital Expenditures 9,829           7,311                 17,767              81,133              $50,000-75,000
Total Capital Expenditures from Continuing Operations 306,801 $   501,352 $         854,186 $         977,394 $         $665,000-795,000
Capital Expenditures from Discountinued Operations
All Other Capital Expenditures 216              150 $                 - $                   - $                   - $
Plus (Minus) Accrued Capital Expenditures
Exploration & Production FY 2012 Accrued Capital Expenditures - $            - $                   - $                   (38,861) $          - $
Exploration & Production FY 2011 Accrued Capital Expenditures -               -                      (103,287)           103,287            -
Exploration & Production FY 2010 Accrued Capital Expenditures -               (78,633)             78,633              -                           -
Exploration & Production FY 2009 Accrued Capital Expenditures (9,093)          19,517              -                           -                           -
Pipeline & Storage FY 2012 Accrued Capital Expenditures -                     -                           -                           (2,696)               -
Pipeline & Storage FY 2011 Accrued Capital Expenditures -                     -                           (7,271)               7,271                 -
Pipeline & Storage FY 2008 Accrued Capital Expenditures 16,768         -                           -                           -                           -
All Other FY 2012 Accrued Capital Expenditures -               -                           -                           (11,000)             -
All Other FY 2011 Accrued Capital Expenditures -                     -                           (1,389)               1,389                 -
All Other FY 2009 Accrued Capital Expenditures (715)             715                     -                           -                           -
Total Accrued Capital Expenditures 6,960 $        (58,401) $          (33,314) $          59,390 $           - $
Eliminations (344) $          - $                   - $                   - $                   - $
Total Capital Expenditures per Statement of Cash Flows 313,633 $   443,101 $         820,872 $         1,036,784 $     $665,000-795,000